                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            National Beverage Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

NATIONAL BEVERAGE CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         TIME:             2:00 P.M. (LOCAL TIME)
         DATE:             OCTOBER 9, 1998
         PLACE:            HYATT REGENCY HOTEL
                           ORLANDO INTERNATIONAL AIRPORT
                           9300 AIRPORT BOULEVARD
                           ORLANDO, FL  32827

      At the Annual Meeting of Shareholders of National Beverage Corp. (the "Company"), and any adjournments or postponements thereof (the "Meeting"), the following proposals are on the agenda for action by the shareholders:

                  1. TO ELECT TWO DIRECTORS TO SERVE AS CLASS II DIRECTORS FOR A
                     TERM OF THREE YEARS.

                  2. TO APPROVE AN AMENDMENT TO THE COMPANY'S SPECIAL
                     STOCK OPTION PLAN TO INCREASE BY 160,000 SHARES THE NUMBER OF SHARES ISSUABLE THEREUNDER.

                  3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
                     THE MEETING.

         Only holders of record of common stock, par value $.01 per share, of the Company, at the close of business on August 24, 1998 are entitled to notice of, and to vote at, the Meeting.

         A complete list of the shareholders entitled to vote at the Meeting will be available for examination by any shareholder, for any proper purpose, at the Meeting and during ordinary business hours for a period of ten days prior to the Meeting at the corporate offices of the Company at One North University Drive, Fort Lauderdale, Florida 33324, as well as at the Company's offices located at 2221 Highway 44 West, Eustis, FL 32726.

         A Proxy Statement, setting forth certain additional information, and the Company's Annual Report accompany this Notice of Annual Meeting.

         All shareholders are cordially invited to attend the Meeting in person. Admittance to the Meeting will be limited to shareholders. Shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card. Shareholders whose shares are held in "street name" (the name of a broker, trust, bank or other nominee) should bring with them a legal proxy, a recent brokerage statement or letter from the "street name" holder confirming their beneficial ownership of shares.

         PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE addressed to the Company, since a majority of the outstanding shares entitled to vote at the Meeting must be represented at the Meeting in order to transact business. Shareholders have the power to revoke any such proxy at any time before it is voted at the Meeting and the giving of such proxy will not affect your right to vote in person at the Meeting. Your vote is very important.

                                      By Order of the Board of Directors,


                                      Nick A. Caporella
                                      Chairman of the Board of Directors,
                                      Chief Executive Officer and President

September ____, 1998
Fort Lauderdale, Florida

PROXY STATEMENT

         This Proxy Statement is furnished to shareholders of National Beverage Corp., a Delaware corporation (the "Company") in connection with the solicitation, by order of the Board of Directors of the Company (the "Board of Directors"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at the Hyatt Regency Hotel, Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 on October 9, 1998, at 2:00 p.m., local time, or any adjournment or postponement thereof (the "Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors. The mailing address of the principal executive offices of the Company is P.O. Box 16720, Fort Lauderdale, Florida 33318. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent to shareholders is September ____, 1998.

         Only holders of record of common stock, par value $.01 per share, of the Company (the "Common Stock") at the close of business on August 24, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting.

         A shareholder who gives a proxy may revoke it at any time before it is exercised by sending a written notice to Joseph G. Caporella, Executive Vice President and Corporate Secretary, at the address set forth above, by returning a later dated signed proxy, or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment or postponement thereof.

         The Annual Report of the Company for the fiscal year ended May 2, 1998 (the "Annual Report") is being mailed with this Proxy Statement to all holders of record of Common Stock. Additional copies of the Annual Report will be furnished to any shareholder upon request.

         Any proposal of a shareholder intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than June 10, 1999.

SECURITY OWNERSHIP

PRINCIPAL SHAREHOLDERS
----------------------

         Each holder of Common Stock is entitled to one vote for each share held of record at the close of business on the Record Date. As of such date, 18,498,088 shares of Common Stock were outstanding. As of the Record Date, the only persons known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock were the following:

                                                           AMOUNT AND
                                                           NATURE OF
NAME AND ADDRESS                                           BENEFICIAL
OF BENEFICIAL OWNER              TITLE OF CLASS            OWNERSHIP         PERCENT OF CLASS
-------------------              --------------            ----------        ----------------
Nick A. Caporella                Common Stock              14,267,304(1)            77.1%
One North University Drive
Fort Lauderdale, Florida 33324

IBS Partners Ltd.                Common Stock              13,875,936               75.0%
Three Riverway, Suite 440
Houston, Texas  77056

         (1) Includes 13,875,936 shares owned by IBS Partners Ltd. ("IBS"). IBS is a Texas limited partnership of which Mr. Caporella is the sole general partner. By virtue of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),

                  Mr. Caporella would be deemed to beneficially own the shares of Common Stock owned by IBS. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

MANAGEMENT
----------

         The table below reflects as of August 24, 1998 the number of shares of Common Stock beneficially owned by the directors and each of the executive officers named in the Summary Compensation Table hereinafter set forth, and the number of shares beneficially owned by all directors and executive officers as a group:

                                     AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP       PERCENT OF CLASS
------------------------             --------------------       ----------------

Nick A. Caporella                      14,267,304    (1)              77.1%

Joseph G. Caporella                        81,700    (2)                *

Samuel C. Hathorn, Jr.                     18,120    (3)                *

S. Lee Kling                               78,000    (4)                *

Joseph P. Klock, Jr.                       16,000    (5)                *

Robert S. Spindler                            500                       *

George R. Bracken                          10,700    (6)                *

Dean A. McCoy                              25,300    (7)                *

All executive officers and directors   14,497,624    (8)              78.4%
as a group (8 in number)

                  *Less than 1%
         (1) Includes 13,875,936 shares held by IBS. Mr. Caporella is the sole general partner of IBS. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.
         (2) Includes 81,200 shares issuable upon exercise of currently exercisable options.
         (3) Includes 8,000 shares issuable upon exercise of currently exercisable options.
         (4) Includes 2,000 shares issuable upon exercise of currently exercisable options.
         (5) Includes 10,000 shares issuable upon exercise of currently exercisable options.
         (6) Includes 4,400 shares issuable upon exercise of currently exercisable options.
         (7) Includes 24,800 shares issuable upon exercise of currently exercisable options.
         (8) Includes 146,400 shares issuable upon exercise of currently exercisable options.

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms so filed.

         Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that, during the fiscal year ended May 2, 1998, its executive officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.

QUORUM AND VOTING PROCEDURE
---------------------------

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of elections appointed for the Meeting and will be counted in determining whether or not a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter ("non-voted shares"). This could occur, for example, when a broker is not permitted to vote shares held in "street name" on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will not be considered shares present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will be counted for purposes of determining the presence of a quorum. Shares voting to abstain as to a particular matter and directions to "withhold authority" to vote for directors will not be considered non-voted shares and will be considered present and entitled to vote with respect to such matter. Non-voted shares will have no effect on the matters brought to a vote at the Meeting. Abstentions from voting on any of the proposals brought to a vote at the Meeting will have the effect of votes against the particular proposal.

PROPOSAL FOR ELECTION OF DIRECTORS
----------------------------------

         The Board of Directors is currently comprised of five directors elected in three classes (the "Classes"), with two Class I directors, two Class II directors and one Class III director. Directors in each class hold office for three-year terms. The terms of the Classes are staggered so that the term of one Class terminates each year. The term of the current Class II directors expire at the 1998 Annual Meeting and when their respective successors have been duly elected and qualified.

         The Board of Directors has nominated S. Lee Kling and Joseph P. Klock, Jr. for election as directors in Class II with a term of office of three years expiring at the Annual Meeting of Shareholders to be held in 2001. In order to be elected as a director, a nominee must receive a plurality of affirmative votes cast by the shares present or represented at a duly convened meeting. Shareholders have no right to vote cumulatively.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES FOR THE CLASS II DIRECTORS.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS
----------------------------------------------

         The following information concerning principal occupation or employment during the past five years and age has been furnished to the Company by the nominees for the Class II directors, and by the directors in Classes III and I whose terms expire at the Company's Annual Meeting of Shareholders in 1999 and 2000, respectively, and when their respective successors have been duly elected and qualified.

NOMINEES FOR DIRECTOR
---------------------

CLASS II
--------

                                                     PRINCIPAL OCCUPATION                                 CURRENT
                                                     OR EMPLOYMENT DURING               DIRECTOR          TERM
         NAME                       AGE              THE PAST FIVE YEARS                SINCE             EXPIRES
         ----                       ---              -------------------                -----             -------
         S. Lee Kling               69               Chairman of the Board              1993              1998
                                                     of Kling Rechter & Co.,
                                                     a merchant banking
                                                     company


         Joseph P. Klock, Jr.       49               Chairman and Managing              1987              1998
                                                     Partner of Steel, Hector
                                                     &  Davis, a law firm
                                                     located in Miami, Florida

DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING
---------------------------------------------------------------------

CLASS III
---------

                                                     PRINCIPAL OCCUPATION
                                                     OR EMPLOYMENT DURING               DIRECTOR          TERM
         NAME                       AGE              THE PAST FIVE YEARS                SINCE             EXPIRES
         ----                       ---              -------------------                -----             -------
         Nick A. Caporella          62               Chairman of the Board,             1985              1999
                                                     Chief Executive Officer,
                                                     and President of National
                                                     Beverage Corp.

CLASS I
-------

                                                     PRINCIPAL OCCUPATION
                                                     OR EMPLOYMENT DURING               DIRECTOR          TERM
         NAME                       AGE              THE PAST FIVE YEARS                SINCE             EXPIRES
         ----                       ---              -------------------                -----             -------
         Joseph G. Caporella        38               Executive Vice President           1987              2000
                                                     and Corporate Secretary
                                                     of National Beverage Corp.

         Samuel C. Hathorn, Jr.     55               President of Trendmaker            1997              2000
                                                     Development Co., a subsidiary
                                                     of Weyerhauser Co.

Additional information regarding the nominees for election as director and the continuing directors of the Company is as follows:

NOMINEES
--------

         S. Lee Kling has served as Chairman of the Board of Kling Rechter & Co., a merchant banking company, since December 1, 1991. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corp., a bank holding company located in St. Louis, Missouri, from 1974 through December 1991, when the Company merged with Magna Group, Inc. He served additionally as that company's Chief Executive Officer from 1974 through October 1990. Mr. Kling also serves on the Board of Directors of Bernard Chaus, Inc., Electro Rent Corp., Falcon Products, Inc., Hanover Direct, Inc., Lewis Galoob Toys, Inc., Magna Group, Inc., and Top Air Manufacturing, Inc.

         Joseph P. Klock, Jr. is Chairman and Managing Partner of Steel, Hector & Davis, a law firm located in Miami, Florida, and has been a partner of the firm since 1977.

CONTINUING DIRECTORS
--------------------

         Nick A. Caporella has served as Chairman of the Board, President, Chief Executive Officer, and

Chief Financial Officer of the Company since the Company was founded in 1985. Mr. Caporella served as President and Chief Executive Officer (since 1976) and Chairman of the Board (since 1989) of Burnup & Sims Inc. ("Burnup") until March 11, 1994. Since January 1, 1992, Mr. Caporella's services are provided to the Company through Corporate Management Advisers, Inc. (the "Management Company"), a company which he owns. See "Certain Relationships and Related Party Transactions".

         Joseph G. Caporella has served as Executive Vice President and Corporate Secretary of the Company since January 1991. From January 1990 to January 1991, he served as Executive Vice President of BevCo Sales, Inc., a subsidiary of the Company. Mr. Joseph G. Caporella is the son of Mr. Nick A. Caporella.

         Samuel C. Hathorn, Jr. has served as President of Trendmaker Development Co. since 1981. Trendmaker Development Co. is a subsidiary of Weyerhauser Co., an entity engaged in the business of real estate development and headquartered in Houston, Texas.

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors held five meetings during the fiscal year ended May 2, 1998 ("Fiscal 1998"). The Board of Directors has standing Audit, Compensation and Stock Option, and Nominating Committees.

         The members of the Company's Audit Committee are Messrs. Kling (Chairman), Klock and Hathorn. During Fiscal 1998, the Audit Committee held three meetings. The principal functions of the Audit Committee are to recommend to the Board of Directors the engagement of the independent accountants of the Company and review with the independent accountants and the Company's internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent accountants.

         The members of the Company's Compensation and Stock Option Committee are Messrs. Klock (Chairman), Kling, Hathorn and Joseph G. Caporella. During Fiscal 1998, the Compensation and Stock Option Committee held one meeting. The principal functions of the Compensation and Stock Option Committee are to review and approve all salary arrangements, including annual incentive awards, for officers and employees of the Company and to administer the Company's employee benefit plans.

         The members of the Company's Nominating Committee are Messrs. Nick A. Caporella (Chairman) and Kling. During Fiscal 1998, the Nominating Committee held two meetings. The Nominating Committee recommends to the Board of Directors candidates for election to the Board of Directors. The Nominating Committee will consider any nomination made by any shareholder of the Company in accordance with the procedures set forth in the Company's Certificate of Incorporation.

         Each director attended all of the meetings of the Board and Committees on which he serves.

DIRECTOR COMPENSATION

         Officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any Committee of the Board of Directors. In Fiscal 1998, non-management directors received a retainer fee of $15,000 per annum, a fee of $600 for each board meeting attended and a fee of $400 ($600 in the case of a committee chairman) for each committee meeting attended.

         During Fiscal 1998, each of Messrs. Kling, Klock and Hathorn received a grant of options under the Company's Key Employee Equity Partnership Program to purchase 3,000 shares of Common Stock as a result of the purchase by each such person of 6,000 shares of the Company's Common Stock on the open market.

PROPOSAL TO AMEND THE SPECIAL STOCK OPTION PLAN TO INCREASE BY 160,000 SHARES

         The Board of Directors has adopted, subject to shareholder approval at the Meeting, an amendment to the Company's Special Stock Option Plan (the "Special Stock Option Plan") which would increase by 160,000 shares the number of shares issuable thereunder.

         The Special Stock Option Plan provides for the granting of stock options or other stock-based awards to key employees, consultants and advisors that have the capacity to contribute materially to the combined growth, success, performance and management of the Company. The Special Stock Option Plan is administered by the Compensation and Stock Option Committee and stock options and other stock-based awards may be granted to such individuals and on such terms and conditions as determined by the Compensation and Stock Option Committee.

         The Compensation and Stock Option Committee reviewed the number of shares available for grant under the Special Stock Option Plan and concluded that the Special Stock Option Plan did not currently authorize a sufficient number of shares to establish appropriate long-term incentives and achieve Company objectives. The Compensation and Stock Option Committee believes that a key element of compensation is stock-based incentive compensation, thereby providing substantial motivation for superior performance and aligning participants' interests with those of the shareholders. In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions, and to attract and retain key employees, consultants and advisors who are important to the long-term success of the Company, the Board of Directors adopted a resolution, subject to receipt of shareholder approval, to amend the Special Stock Option Plan to increase the total number of shares available for grant to 400,000, thus adding 160,000 more shares to the Special Stock Option Plan. The purpose of the Special Stock Option Plan continues to be to attract and retain the services of experienced and talented persons as executives, key employees, consultants and advisors of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting is required for the approval of the Amendment to the Special Stock Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE SPECIAL STOCK OPTION PLAN.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table shows, for the fiscal years ended May 2, 1998, May 2, 1997 and April 27, 1996, the cash compensation paid by the Company to the Chief Executive Officer and named executive officers of the Company.

                           SUMMARY COMPENSATION TABLE


                                                       ANNUAL COMPENSATION             LONG TERM COMPENSATION AWARDS
                                                     -----------------------           -----------------------------
                                    YEAR             SALARY            BONUS           SECURITIES UNDERLYING OPTIONS
                                    ----             ------            -----           -----------------------------
         Nick A. Caporella (1)      1998                   --              --                         --
           Chairman of the Board,   1997                   --              --                         --
           President, and Chief     1996                   --              --                         --
           Executive Officer

         Joseph G. Caporella        1998             $160,000        $109,240                         --
           Executive Vice           1997             $145,000         $96,600                     20,000
           President and            1996             $135,000         $80,794                     13,000
           Corporate Secretary

         George Bracken (1)(2)      1998             $130,000              --                         --
           Vice President           1997             $130,000         $31,250                      7,000
           and Treasurer            1996             $114,000         $10,000                      4,000

         Robert S. Spindler (3)     1998             $119,270              --
           Vice President and
           Chief Administrative
           Officer

         Dean A. McCoy (4)          1998              $85,000         $15,000                         --
           Vice President-          1997              $81,000         $12,500                      3,000
           Controller               1996              $78,500         $12,500                      3,000

         (1) The services of Messrs. Nick Caporella and Bracken are provided to the Company through the Management Company, an entity owned by Mr. Caporella. See "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS".

         (2) Mr. Bracken has served as Vice President and Treasurer of the Company since October 1996. From March 1994 through October 1996, Mr. Bracken served in various capacities with the Management Company. Prior to March 1994, Mr. Bracken served as Vice President and Treasurer for Burnup & Sims Inc.

         (3) Mr. Spindler commenced employment with the Company in July 1997. Prior to that date, Mr. Spindler was Vice President and Chief Financial Officer of Renaissance Cruises, Inc. from May 1994 to August 1995, and Executive Vice President and Chief Financial Officer of Brothers Gourmet Coffee, Inc., from February 1993 to March 1994.

         (4) Mr. McCoy has served as Vice President-Controller of the Company since July 1993 and Controller since joining the Company in December 1991.

OPTION GRANTS IN LAST FISCAL YEAR

         No named Executive Officer received any option grants during Fiscal
1998.

AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL 1998 YEAR-END OPTION
VALUES

         No named executive officer exercised stock options during Fiscal 1998, and no options have been granted to Mr. Nick A. Caporella since the Company's inception in 1985. The following table sets forth information with respect to the named executive officer concerning unexercised options held as of May 2, 1998:

                       NO. OF SECURITIES UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED IN-THE-MONEY
                       ----------------------------------------              ---------------------------------
                                     OPTIONS                                          OPTIONS (1)
                                     -------                                          -----------
NAME                       EXERCISABLE      UNEXERCISABLE                 EXERCISABLE               UNEXERCISABLE
----                       -----------      -------------                 -----------               -------------

Joseph G. Caporella          69,200             43,800                      $573,096                  $318,744

George R. Bracken             4,400              6,600                        26,988                    40,482

Dean A. McCoy                19,200             14,800                       152,604                   114,666

         (1) Amount reflects potential gains on outstanding options based on the closing price of the Common Stock on May 1, 1998.

         The Company does not maintain any reportable long-term incentive plans.

COMPENSATION COMMITTEE REPORT

         The Compensation and Stock Option Committee of the Board of Directors has furnished the following report:

         Mr. Nick A. Caporella was not compensated by the Company or its subsidiaries during the past fiscal year. The Management Company provides management services to the Company and its subsidiaries through a group of employees, including Nick A. Caporella, and receives a management fee from the Company pursuant to the terms of a management agreement adopted in fiscal 1992 prior to the Company having publicly traded shares. (See "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS".) The Management Company receives an annual base fee from the Company equal to 1% of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company paid $4,007,000 for services rendered by the Management Company for the fiscal year ended May 2, 1998. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992. In addition, no options or other stock-based awards have been granted to Mr. Caporella since the Company's formation in 1985.

         The Company's compensation structure has been designed to enable the Company to attract, motivate and retain top quality executives by providing a fully competitive and comprehensive package which reflects individual performance as well as annual incentive awards. The awards are payable in cash and are based on the achievement of performance goals established by the Committee, in consultation with the Chief Executive Officer. Consideration is also given to comparable compensation data for persons holding similarly responsible positions at other companies in determining appropriate compensation levels. In addition, long-term, stock-based awards are granted to strengthen the mutuality of interest between the executive and the Company's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Company.

         Long-term incentive compensation for executives currently consists of stock-based awards made under the Company's 1991 Omnibus Incentive Plan, of which there are outstanding stock options with vesting schedules typically of five years. The Company issues stock awards with long-term vesting schedules to increase the level of the executive's stock ownership by continued employment with the Company.

         In addition, long-term incentive compensation is awarded under the National Beverage Corp. Key Employee Equity Partnership Program (the "KEEP Program"). The KEEP Program is designed to positively align the interests between the Company's executives and its shareholders beyond traditional option programs while, at the same time, intending to stimulate and reward management in "partnering-up" with the

Company in its quest to create shareholder value. The KEEP Program provides for the granting of stock options to key employees, officers and directors of the Company who invest their personal funds in the Common Stock. Participants who purchase shares of the Common Stock in the open market receive grants of stock options equal to 50% of the number of shares purchased up to a maximum of 6,000 shares in any two-year period. Options under the KEEP Program are automatically forfeited in case of the sale of shares originally acquired by the participant. The options are granted at an initial exercise price of 60% of the purchase price paid for the shares acquired and reduce to the par value of the Common Stock at the end of the six-year vesting period.

         The Company's long-term incentive programs are intended to provide rewards to executives only if value is created for shareholders over time and the executive continues in the employ of the Company. The committee believes that employees should have sufficient holdings of the Company's Common Stock so that their decisions will appropriately foster growth in the value of the Company. The committee reviews with the Chief Executive Officer the recommended individual awards for those executives, other than the Chief Executive Officer, and evaluates the scope of responsibility, strategic and operational goals of individual contributions in making final awards under the 1991 Omnibus Incentive Plan and determining participants in the KEEP Program.

         Compensation and Stock Option Committee:

                  Mr. Joseph P. Klock, Jr.
                  Mr. S. Lee Kling
                  Mr. Joseph G. Caporella
                  Mr. Samuel C. Hathorn, Jr.

PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock for the period from May 1, 1993 through May 2, 1998 with the cumulative total return of the S&P 500 Stock Index and a Company constructed index of peer companies. Included in the Company constructed peer group index are Coca-Cola Enterprises, Inc., Coca-Cola Bottling Co. Consolidated, Cott Corporation and Whitman Corporation. The graph assumes that the value of the investment was $100 on May 1, 1993 and that all dividends were reinvested.

            COMPARISON OF TOTAL RETURN SINCE MAY 1, 1993 OF NATIONAL BEVERAGE COMMON STOCK, S&P 500, AND PEER GROUP COMPANIES

                            5/1/93        4/30/94       4/29/95       4/27/96       5/3/97        5/2/98
                            ------        -------       -------       -------       ------        ------
National Beverage           $100.00       $107.03       $154.93       $211.27       $450.65       $461.92
S&P 500                     $100.00       $105.32       $123.72       $161.09       $201.58       $284.36
Peer Group                  $100.00       $130.00       $135.31       $175.24       $268.65       $425.85

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         The Company is a party to a management agreement with Corporate Management Advisers, Inc., a company owned by Nick A. Caporella. The management agreement originated with the need to employ professionals that were unaffordable at the early stages of the Company's development and the cost of these professionals could be shared with others, thus allowing the Company to have a more cost-effective structure.

         The management agreement states that the Management Company is to provide to the Company, subject to the direction and supervision of the Board of Directors of the Company (i) senior corporate functions (including supervision of the Company's financial, legal, executive recruitment, internal audit and management information systems departments) as well as the services of a Chief Executive Officer and (ii) services in connection with acquisitions, dispositions and financings by the Company, including identifying and profiling acquisition candidates, negotiating and structuring potential transactions and arranging financing for any such transaction.

         The Management Company receives an annual base fee from the Company equal to one percent of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company has accrued $4,007,000, $3,854,000 and $3,504,000 for services rendered by the Management Company for fiscal 1998, 1997 and 1996, respectively. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992. (See "COMPENSATION COMMITTEE REPORT".) Effective May 1, 1992, NewBevCo., Inc., a wholly-owned subsidiary of the Company, assumed the obligations of the Company to pay any fees owed to the Management Company to the extent the Management Company provides services to NewBevCo., Inc. and its subsidiaries. Pursuant to its terms, the management agreement currently expires on December 31, 2000.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's financial statements for the fiscal years ended May 2, 1998, May 3, 1997 and April 27, 1996 have been examined by
PricewaterhouseCoopers LLP, independent certified public accountants. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

         Subsequent to the Meeting, the Company's Board of Directors intends to review the appointment of independent certified public accountants for the next fiscal year.

PROXY SOLICITATION

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile. The Company will also request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of the Company's Common Stock of whom they have knowledge, and the Company will reimburse them for their expense in so doing. Certain directors, officers and other employees of the Company may solicit proxies without additional remuneration. The entire cost of the solicitation will be borne by the Company.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

         The Board of Directors does not now intend to bring before the Meeting any matters other than those disclosed in the Notice of Annual Meeting of Shareholders, and it does not know of any business which persons other than the Board of Directors intend to present at the Meeting. Should any other matter requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by any such proxy discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

         Please date, sign and return the proxy at your earliest convenience in the enclosed envelope addressed to the Company; no postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.

                                         By Order of the Board of Directors,


                                         Nick A. Caporella
                                         Chairman of the Board of Directors
                                         Chief Executive Officer and President

September _____, 1998
Fort Lauderdale, FL

                                   APPENDIX A

                             NATIONAL BEVERAGE CORP.
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 9, 1998
               SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints David J. Boden and Dean A. McCoy, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Shareholders of NATIONAL BEVERAGE CORP., to be held at the Hyatt Regency Hotel, Orlando International Airport, 9300 Airport Boulevard, Orlando, FL 32827, on October 9, 1998, at 2:00 p.m. local time, and at any adjournments or postponements thereof, on all matters coming before said meeting in the manner set forth below:

1.       Election of Class II Directors for a term of three years:

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

NOMINEES:         S. Lee Kling
                  Joseph P. Klock, Jr.

                     (Mark only one of the following boxes)

                  [ ]  VOTE FOR the nominees listed   [ ]  VOTE WITHHELD for the
                       above                               nominees listed above

2. To approve an Amendment to the Company's Special Stock Option Plan to increase by 160,000 shares the number of shares issuable thereunder.

         [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS II DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE AMENDMENT TO THE SPECIAL STOCK OPTION PLAN AND WITH DISCRETIONARY AUTHORITY ON ALL MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated September ___, 1998.

PLEASE MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer or other representative, please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

[                      ]               Date:                , 1998
                                             ---------------

                                             -----------------------------------

[                      ]               Date:                , 1998
                                             ---------------

                                             -----------------------------------
                                             Signature of Shareholder(s)